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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
                               __________________

    Date of Report (Date of the earliest event reported): September 30, 2004


                          PRIMEDEX HEALTH SYSTEMS, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

          New York                                          13-3326724
          --------                                          ----------
(State or other jurisdiction of                    (IRS Employer Identification
incorporation or organization)                                  No.)

                                     0-19019
                                     -------
                            (Commission File Number)

                               1510 Cotner Avenue
                          Los Angeles, California 90025
               (Address of principal executive offices) (Zip Code)

                                 (310) 478-7808
              (Registrant's telephone number, including area code)




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ITEM 7.01.  REGULATION FD DISCLOSURE.

         On September 30, 2004, Primedex Health Systems, Inc. issued a press release announcing an improved capitation environment represented by the extension of three of its large capitation contracts which should add approximately $3 million in annualized revenue to Primedex. The press release is attached as Exhibit 99.1 to this report and is incorporated herein by this reference.

         The information in this Current Report on Form 8-K, including the exhibits thereto, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Securities Exchange Act of 1934, unless that filing expressly refers to specific information in this report.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits

         EXHIBIT NUMBER           DESCRIPTION
         --------------           -----------

             99.1             Press release dated September 30, 2004.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 30, 2004                   PRIMEDEX HEALTH SYSTEMS, INC.


                                            By: /s/ Howard G. Berger, M.D.
                                                -------------------------
                                                Howard G. Berger, M.D.
                                                President



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                                  EXHIBIT INDEX


        EXHIBIT NUMBER                     DESCRIPTION
        --------------                     -----------

              99.1            Press release dated September 30, 2004.